Exhibit (a) (2)

Letter of Transmittal

To Tender Shares of Common Stock

(Including the Associated Rights to Purchase Series A Junior Participating Preferred Stock)

of

Molecular Devices Corporation

at

$35.50 Net Per Share

Pursuant to the Offer to Purchase

Dated February 13, 2007

by

Monument Acquisition Corp.,

an indirect wholly-owned subsidiary of

MDS Inc.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON TUESDAY, MARCH 13, 2007, UNLESS THE OFFER IS EXTENDED. SHARES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE OF THE OFFER.

The Depositary for the Offer is:

By Mail:	By Overnight Courier:.

Computershare Trust Company, N.A. Attn: Corporation Actions P.O. Box 43011 Providence, RI 02940-3011	Computershare Trust Company, N.A. Attn: Corporation Actions 250 Royall Street Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR, WITH SIGNATURE GUARANTEES IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW OR APPROPRIATE IRS FORM W-8, AS APPLICABLE. SEE INSTRUCTION 9.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in if blank, exactly as name(s) appear(s) on share certificate(s))	Certificate(s) (Attach additional signed list if necessary)

	Share Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered**

Total Number of Shares

* Need not be completed by stockholder delivering by book-entry transfer. See Instruction 3.

** Unless otherwise indicated, it will be assumed that all shares evidenced by any certificates delivered to the Depositary are being tendered. See Instructions 3 and 4.

This Letter of Transmittal is to be completed by stockholders of Molecular Devices Corporation. Certificates (as defined below) are to be forwarded with this Letter of Transmittal or, unless an Agent’s Message (as defined in the Offer to Purchase, as referred to below) is utilized, if tenders of Shares (as defined below) are to be made by book-entry transfer into the account of Computershare Trust Company, N.A., as Depositary (the “Depositary”), at the Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in “The Tender Offer — Section 2 — Procedures for Tendering Shares” of the Offer to Purchase. Stockholders who tender their Shares by book-entry transfer are referred to herein as “Book-Entry Stockholders.” Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in “The Tender Offer — Section 2 — Procedures for Tendering Shares” of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

SPECIAL TENDER INSTRUCTIONS

☐	CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name	of Tendering Institution:

Account	Number:

Transaction	Code Number:

☐	CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING (please enclose a photocopy of such notice of guaranteed delivery):

Name(s)	of Registered Owner(s):

Window	Ticket Number (if any):

Date	of Execution of Notice of Guaranteed Delivery:

Name	of Institution that Guaranteed Delivery:

Account	Number:

Transaction	Code Number:

NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 6 PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Monument Acquisition Corp., a Delaware corporation (“Purchaser”) and an indirect wholly-owned subsidiary of MDS Inc., a corporation organized under the laws of Canada, the above described shares of common stock, par value $0.001 per share, including the associated rights to purchase Series A Junior Participating Preferred Stock (collectively, the “Shares,” and the certificates representing such shares, the “Certificates”), of Molecular Devices Corporation, a Delaware corporation (the “Company”), at a price of $35.50 per Share, net to the seller in cash, less any required withholding of taxes and without the payment of interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated February 13, 2007 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (the “Letter of Transmittal,” which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitutes the “Offer”).

Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby, and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Certificates or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with appropriate evidences of transfer, to the Depositary for the account of Purchaser, (b) present such Shares for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms and subject to the conditions of the Offer.

The undersigned irrevocably appoints designees of Purchaser as such undersigned’s agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of the undersigned’s rights with respect to the Shares tendered by the undersigned and accepted for payment by Purchaser. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares will be revoked without further action, and no subsequent powers of attorney or proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the Shares for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper at any annual or special meeting of Company stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Purchaser’s acceptance of such Shares, Purchaser must be able to exercise full voting rights with respect to such Shares, including, without limitation, voting at any meeting of stockholders.

The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned’s Shares tendered hereby and (b) when the Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the Shares, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Tenders of Shares made pursuant to the Offer may be withdrawn at any time prior to their acceptance for payment by Purchaser pursuant to the Offer. See “The Tender Offer — Section 3 — Withdrawal Rights” of the Offer to Purchase.

Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or issue or return any Certificate(s) not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the check for the purchase price and/or any Certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that both the “Special Delivery Instructions” and the “Special Payment Instructions” are completed, please issue the check for the purchase price and/or any Certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such Certificates to, the person or persons so indicated. Unless otherwise indicated herein under “Special Payment Instructions,” please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

☐	CHECK HERE IF ANY CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

NUMBER	OF SHARES REPRESENTED BY LOST, STOLEN OR DESTROYED CERTIFICATES:

*	YOU MUST CONTACT THE TRANSFER AGENT TO HAVE ALL LOST, STOLEN OR DESTROYED CERTIFICATES REPLACED IF YOU WANT TO TENDER SUCH SHARES. SEE INSTRUCTION 11 OF THE ATTACHED INSTRUCTIONS FOR CONTACT INFORMATION FOR THE TRANSFER AGENT.

Foreign Currency Distribution Option

(See Instruction 12)

By checking the box below I/we hereby request that the Depositary convert the exchange proceeds from US dollars to Australian dollars and issue a check in Australian dollars. I understand there will be a USD $35.00 fee deducted from the exchange proceeds for this service.

☐

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Certificate(s) not
tendered or not accepted for payment and/or the
check for the purchase price of Shares accepted
for payment are to be issued in the name of
someone other than the undersigned, or if Shares
tendered by book-entry transfer that are not
accepted for payment are to be returned by credit
to an account maintained at the Book-Entry
Transfer Facility other than that designated above.

Issue ☐ Check ☐ Certificates(s) to:

Name

                                             (Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

☐    Credit Shares tendered by book-entry transfer that
are not accepted for payment to the Depositary to the
account set forth below:

(Depositary Account Number)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the Certificate(s) not
tendered or not accepted for payment and/or the
check for the purchase price of Shares accepted
for payment are to be sent to someone other than
the undersigned or to the undersigned at an
address other than that shown above.

Issue ☐ Check ☐ Certificates(s) to:

Name

                                             (Please Print)

Address

(Include Zip Code)

(Taxpayer Identification or Social Security Number)

SIGN HERE AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 OR APPROPRIATE IRS FORM W-8, AS APPLICABLE

Signature(s) of Holder(s)
(See guarantee requirements below)

Dated: , 2007
(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Certificate(s). If signed by person(s) to whom the Shares represented hereby have been assigned or transferred as evidenced by endorsement of stock powers transmitted herewith, the signatures must be guaranteed. If signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney, agent or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instructions 1, 2, 3 and 5.)

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Taxpayer Identification or Social Security Number

GUARANTEE OF SIGNATURE(S) (See Instructions 1, 2 and 5)
Authorized Signature

Name(s)
(Please Print)

Capacity (full title)

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number:

Dated: , 2007

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.    Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if: (a) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares) tendered herewith, unless such holder(s) has completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” or (b) such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program (“STAMP”), the Stock Exchange Medallion Program (“SEMP”) and the New York Stock Exchange Medallion Signature Program (“MSP”), or any other “eligible guarantor institution” (as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934) (each of the foregoing, an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

2.    Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in “The Tender Offer — Section 2 — Procedures for Tendering Shares” of the Offer to Purchase. Certificates evidencing tendered Shares, or timely confirmation (a “Book-Entry Confirmation”) of a book-entry transfer of Shares into the Depositary’s account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date. Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in “The Tender Offer — Section 2 — Procedures for Tendering Shares” of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (c) the Certificates (or a Book-Entry Confirmation) representing all tendered Shares in proper form for transfer, in each case, together with this Letter of Transmittal, properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NASDAQ Global Select Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Certificates are forwarded separately in multiple deliveries to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT YOU PROPERLY INSURE YOUR PACKAGE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED. ALL TENDERING STOCKHOLDERS, BY EXECUTION OF THIS LETTER OF TRANSMITTAL IF BY AN ELIGIBLE INSTITUTION), WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE OF THEIR SHARES FOR PAYMENT.

3.    Inadequate Space. If the space provided herein is inadequate, the Certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4.    Partial Tenders (Not Applicable to Stockholders Who Tender by Book-Entry Transfer). If fewer than all of the Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered” in the “Description of Shares Tendered.” In such cases, new Certificates for the Shares that were evidenced by your old Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5.    Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted with this Letter of Transmittal.

If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be made to, or Certificates for Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s). In such latter case, signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1 of this Letter of Transmittal.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed, the Certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the Certificate(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1 of this Letter of Transmittal.

6.    Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment is to be made to, or if Certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price, unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted with this Letter of Transmittal. Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

7.    Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check and/or such Certificates are to be returned to a person other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under “Special Payment Instructions.” If no such instructions are given, such shares not accepted for payment will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8.    Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the Securities and Exchange Commission, the conditions of the Offer, other than the Minimum Condition (as such term is defined in the Offer to Purchase), may be waived by the Purchaser at any time and from time to time in its sole discretion.

9.    (a)     Backup Federal Income Tax Withholding and Substitute Form W-9. Under the “backup withholding” provisions of U.S. federal tax law, withholding of 28% of the payments in respect of surrendered Shares may be required. To prevent backup withholding, each surrendering stockholder must either (a) complete and sign the Substitute Form W-9, and provide the holder’s correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that the TIN provided is correct, that the holder is a U.S. person (or a U.S. resident alien) and that (i) the stockholder has not been notified by the Internal Revenue Service (“IRS”) that the stockholder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption.

The TIN provided must match the name given to avoid backup withholding. For individuals, the TIN is the individual’s social security number (“SSN”). However, if the stockholder is a resident alien and does not have and is not eligible to get an SSN, such stockholder’s TIN is such stockholder’s IRS individual taxpayer identification number (“ITIN”). If the stockholder is a sole proprietor and has an employer identification number (“EIN”), such stockholder may enter either its SSN or EIN; however, the IRS prefers that such stockholder use its SSN. If the stockholder is a single-owner LLC that is disregarded as an entity separate from its owner for tax purposes, enter the owner’s SSN (or EIN, if it has one). For stockholders that are other entities (including an LLC treated as a partnership or corporation for tax purposes), enter the stockholder’s EIN. For further information concerning backup withholding (including how to obtain a TIN if you do not have one and how to complete the W-9 if the Certificates are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 or visit the IRS website at http://www.irs.gov/.

Certain holders of Shares (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt persons should indicate their exempt status on the Substitute Form W-9. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 28%.

If payment for surrendered Shares is to be made pursuant to Special Payment Instructions and/or Special Delivery Instructions to a person other than the surrendering stockholder, backup withholding will apply unless such other person, rather than the surrendering stockholder, complies with the procedures described above to avoid backup withholding.

Failure to complete the Substitute Form W-9 will not, by itself, cause the Shares to be deemed invalidly surrendered, but may require the Depositary to withhold 28% of the amount of any payments for such Certificates. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided the appropriate returns are filed with the IRS.

(b)    Form W-8 for Non-U.S. Persons. A non-U.S. individual or entity may qualify as an exempt recipient by submitting the appropriate IRS Form W-8, properly completed and signed under penalty of perjury, attesting to the stockholder’s exempt status. Such non-U.S. Holders must complete, execute and submit the appropriate IRS Form W-8. IRS Forms W-8 are available from the IRS’s web site, at http://www.irs.gov/. Please consult your accountant or tax advisor for further guidance as to the proper IRS Form W-8 to complete and return to claim exemption from backup withholding.

10.    Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth on the last page of this Letter of Transmittal. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 also may be obtained from the Information Agent or from brokers, dealers, commercial banks, trust companies or other nominees.

11.    Lost, Stolen or Destroyed Certificates. If any Certificate has been lost, stolen or destroyed, the stockholder should promptly notify the Company’s Transfer Agent, Computershare Trust Company, N.A. by calling (877) 282-1168. The stockholder then will be instructed as to the steps that must be taken in order to replace the Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

12.    Foreign Currency Distribution Option. If you would like your check in Australian dollars, please check the box in the Foreign Currency Distribution Section.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE, AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number (TIN) And Certification	Name:
Business Name:
Address:
City, State, Zip Code:
	Check appropriate box: Individual/Sole Proprietor ☐ Corporation ☐ Partnership ☐ Other (specify) ☐	Exempt from Backup withholding ☐
Part I. Please provide your taxpayer identification
number in the space at right. If awaiting TIN, write
“Applied For” in space at right and complete the
Certificate of Awaiting Taxpayer Identification
	Number below.	SSN: OR EIN:
Part II. For Payees exempt from backup withholding, check the Exempt box above and complete the Certification below. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”
Part III. Certification

Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number
(or, as indicated, I am waiting for a number to be issued to me):

(2)    I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or
(c) the IRS has notified me that I am no longer subject to backup withholding;
and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Signature: Date:

NOTE: IF YOU ARE A U.S. PERSON, FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INSTRUCTIONS.

You must complete the following certificate if you wrote “applied for” in part I of this substitute form W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me hereafter will be subject to backup withholding until I provide a properly certified taxpayer identification number.

Signature:                                                                                                                                        Date:

Questions and requests for assistance may be directed to the Information Agent at the address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be obtained from the Information Agent or from brokers, dealers, commercial banks, trust companies or other nominees.

The Information Agent for the Offer is:

105 Madison Avenue

New York, New York 10016

(212) 929-5500 (Call Collect)

Email: proxy@mackenziepartners.com

or

Call Toll-Free (800) 322-2885